EXHIBIT 10.12



















                       COMMERCIAL LEASE AGREEMENT BETWEEN:


                               J's K Realty, Inc.

                                    Landlord


                                       AND


                           Alaron Trading Corporation

                                     Tenant






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                                Table of Contents







I.       DESCRIPTION OF PREMISES..............................................1


II.      TERM AND RENT........................................................1


III.     OPTIONS - ADDITIONAL RENT - EXPENSE..................................2


IV.      USE..................................................................2


V.       PAYMENT OF RENT......................................................2


VI.      SUB-LETTING AND ASSIGNMENT...........................................4


VII.     PREMISES - CARE AND ALTERATIONS......................................5


VIII.    MAINTENANCE-REPAIRS-DESTRUCTION......................................6


IX.      REFUSE-RECYCLING-AIR QUALITY- HAZARDOUS WASTE-ECRA...................8


X.       COMPLIANCE WITH ENVIRONMENTAL LAWS AND
         INDEMNIFICATION......................................................8


XI.      INSURANCE AND LIABILITIES...........................................11


XII.     UTILITIES...........................................................13











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XIII.    LAWS AND PERMITS....................................................13


XIV.     SIGNS...............................................................14


XV.      SUBORDINATION.......................................................14


XVI.     RULES AND REGULATIONS...............................................14


XVII.    DEFAULTS - PENALTIES................................................15


XVIII.   NOTICES - CHANGES...................................................16


XIX.     HOLDOVER............................................................17


XX.      GUARANTEES..........................................................17


XXI.     ESTOPPEL............................................................17


XXII.    CONDEMNATION........................................................18


XXIII.   SECURITY DEPOSIT....................................................18


XXIV.    ARBITRATION.........................................................19


XXV.     RIGHTS AND REMEDIES.................................................19


XXVI.    SUPPLY OF SERVICES..................................................19


XXVII.   LEASE EXECUTION.....................................................20


XXVIII.  ADDITIONAL AGREEMENTS..............................................20











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                                      LEASE

THIS LEASE, dated the I day of November, 1998, between J's K Realty, Inc., hereinafter referred to as the Landlord, and Alaron Trading Corporation, hereinafter referred to as the Tenant.

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises as described as follows, situated in the Town of Sparta, County of Sussex and State of New Jersey.

                            I.DESCRIPTION OF PREMISES

Tenant  is  accepting  the  premises  in  "as  is"   condition.   Unit  204F  is
approximately 550 square feet more or less. The unit is located at 191 Woodport Road, Sparta, New Jersey and is to be used as office space.

                                II.TERM AND RENT

The term of this demise shall be for twelve (12) months beginning November 1, 1998 and ending October 31, 1999. The tenant shall have two, one year options to lease at the end of the first term. Beginning in year two, and each year thereafter for the term of the Lease and options, the rent shall increase by the percentage increase in the Consumer Price Index (CPI). Rent increases indexed to the CPI shall occur on the anniversary dates of the Lease, in the years specified, and will be by a percentage equal to 100% of the increase in the CPI for Urban Wage Earners for Northeastern New Jersey (or its equivalent, if it is discontinued), over the prior year.

The base rent for the demised term shall be eight thousand, forty dollars ($8,040.00).

The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows: Six hundred Seventy Dollars ($670.00); payable to: J's K Realty, Inc., c/o McIntyre & Company, CPAS, 191 Woodport Road, Sparta, NJ 07871 or as may be otherwise directed by the Landlord in writing.







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               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

         1. All references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the tent of within Lease may require.
I

                     III.OPTIONS - ADDITIONAL RENT - EXPENSE

         2. The rent shall increase, at the beginning of year two, by the percentage increase in the Consumer Price Index (CPI) of the previous twelve months.

         3.       Deleted.

         4. If this Lease contains any rental option periods, then Tenant must notify Landlord of his intentions to execute such option six months prior to the beginning date of the option period. Failure to notify landlord shall void the option and all future options.

         5. The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                                     IV.USE

         6. The Tenant covenants and agrees to use the demised premises as office/retail space and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of Landlord endorsed hereon. Premises may not be used as a public accommodation or in any manner that would cause the premises to be deemed a "place of public accommodation" under the Americans with Disabilities Act of 1990.

                                V.PAYMENT OF RENT

         7. The Tenant shall, without any previous demand, therefore, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof,





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at the times and in the manner above  provided,  and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for nonpayment of rent, or fi the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages, therefore, and may relet the premises as the agent of the Tenant, and receive the rent therefore, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this Lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be preformed hereunder during the full term of this Lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the costs of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distraint that may exist, on all the personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this Lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale or distress or judgement. The Tenant agrees to pay, as additional rent, all reasonable court costs, attorney, professional and management fees, and other expenses incurred by the Landlord in enforcing any of the obligations under this Lease. These costs are in addition to rent and penalties due.

         8. A. Rents are to be paid in equal monthly installments on the first day of each month. There will be a late charge of $50 for any rent payment received after the 10th day of the month. There will be an interest charge at the monthly rate of 1% for any rent 30 or more days past due. This shall be in






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addition to any other late penalties. Tenant agrees that the late charge imposed is fair and reasonable, to the best of the Landlord and Tenant's knowledge it complies with all laws, statutes and regulations, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Owner due to the late payment to Landlord by Tenant. Tenant further agrees that the late charge assessed does not constitute a lender or borrower/creditor relationship between the Landlord and Tenant.

         9. B. Rent that is more than 15 days late shall be an automatic default of the Lease and shall require a notice of default from the Landlord. Landlord may immediately pursue all legal remedies. If Landlord has to sue for collection of rent, Tenant shall pay all reasonable court costs, attorney, professional and management fees in addition to rent and assessments due.

         10. C. Notwithstanding any other provisions in this Lease, the Landlord may terminate this Lease if the Tenant is chronically late with rent payments. Chronically late payment is defined as paying rent 15 days or more after the due date on three or more occasions during any 12 month period of the Lease term.

         11. D. Failure of the Landlord to insist upon the strict performance of any provisions of the Lease shall not be construed as a waiver for the future of any such provision. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent or assessment shall be deemed to be other than on account. Landlord may accept a payment without prejudice to Landlord's right to recover the balance of rent using all available remedies. nor shall the "late charge" provision be construed as a waiver of Landlord's right to terminate this lease for failure to make timely rental payments.

         12. E If- Tenant makes any payment to Landlord by check, such payment shall be by check of Tenant and Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received Subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due, so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness. Failure of delivery of the mails will not excuse Tenant from its obligation to have made the payment in question




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when required under this Lease.

         13. F. Any free rent or other monetary consideration or discounts given to the Tenant must be repaid if Tenant defaults on any of the terms and conditions of this Lease or terminates this Lease prior to the termination date.

                          VI.SUB-LETTING AND ASSIGNMENT

         14. A. The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this Lease be assigned by the tenant without the prior written consent of the Landlord endorsed hereon.

         15. B. In the event the Landlord consents to a subtenant for the demised premises, the following shall apply:

                  1. Subtenant's Defaults. Sublandlord and Subtenant hereby agree that, if Subtenant shall be in default of any obligation of Subtenant under the Sublease which default also constitutes a default by Sublandlord under the Prime Lease, then overlandlord shall be permitted to avail itself of all the rights and remedies available to Sublandlord in connection herewith.
                  2. Overlandlord's Rights. Without limiting the Generality of the foregoing, Overlandlord shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against Subtenant in the name of Sublandlord in order to enforce Sublandlord's rights under the Sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Sublandlord as Overlandlord reasonably shall determine to be necessary.
                  3. Sublandlord's Cooperation. Sublandlord agrees to cooperate with Overlandord, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Overlandlord.
                  4. Subtenant Remains Liable. Sublandlord expressly acknowledges and agrees that the exercise by Overlandlord of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Overlandlord's entitlement to pursue other rights and remedies directly against Sublandlord.





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         4. 16. C. If Tenant  sublets  space at a rate higher than current rent, then Landlord will receive an automatic 10% increase in all future rents or 50% of the new higher rent increase, whichever, is greater. This 50% share would also apply to any payment outside of rent made to the Tenant by the new tenant or his agent. Landlord shall also have the option of taking the space back and relieving the Tenant of all liability and responsibility for the terms of this Lease.

         4. 17. D. Landlord shall have the right to assign this Lease with all its terms and conditions to any other entity or person. Such assignment shall relieve Landlord of any past or future liability concerning this Lease agreement. All liabilities shall be assumed by new owner, landlord or assignee.

                      4.VII.PREMISES - CARE AND ALTERATIONS

         4. 18. A. The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises.

         4.       19.      B. The Tenant shall keep the demised premises in good
condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance.

         4.       20.      C.  Deleted.

         4. 21. D. The Tenant shall not make any alterations, additions and improvements to said premises without the prior written consent of the Landlord. All renovations, improvements, electrical and plumbing,- work must meet Municipal, County, State and Federal codes. All elections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or moveable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. Tenant agrees to cooperate fully with the Landlord for any interior and exterior renovations and maintenance to the premises.









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                     4.VIII.MAINTENANCE-REPAIRS-DESTRUCTION

         4. 22.      A.       For the term of this Lease, the  Landlord shall be
responsible for structural repairs, and repair and care of common areas of the building. Tenant shall be responsible for care and maintenance of the interior premises.

         4. 23. B. The Tenant agrees to replace, at the Tenant's expense, any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

         4. 24. C. Tenant shall not create, permit or suffer any mechanic's or other lien or encumbrance on or affecting the demised premises or fee estate. Landlord will not be liable for any labor, services or materials furnished to any Tenant or subtenant in connection with any work performed on or at the demised premises. Should such a lien or encumbrance be filed, or attached to the premises, Tenant shall have thirty (30) days to have same removed. Failure to remove lien or encumbrance shall be considered a default of this Lease. and Landlord may terminate the Lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense and costs incurred by the .Landlord in discharging the said lien, as additional rent hereunder.

         4. 25.  D.   The Tenant shall quit and  surrender the premises  at the
end of the demised term in as good condition as the reasonable use thereof will permit.

         4. 26. E. The Landlord, or its agents, upon twenty-four (24) hours notice (except in emergencies) shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however,, on the part of the Landlord to make any such repairs. additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit




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the  premises  to  prospective  tenants,  and may place the usual "To Let" signs thereon. Landlord may enter the demised premises at any time for the purpose of emergency repairs. If Tenant has not provided Landlord with key or other access to premises, then Landlord shall not be responsible for any damages which may occur while entering the premises.

         4. 27. F. In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenable or unfit for occupancy, or- should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case, the term hereby creates shall, at the option of the Landlord, cease and become null and void from the date of such damage or- destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this Lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall re-commence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other- damage to the premises.

             4.IX.REFUSE-RECYCLING-AIR QUALITY- HAZARDOUS WASTE-ECRA

         4. 28. Should the recycling of garbage be required, then Tenant is obligated as follows:

         4. 29. A. To comply with all present and future laws and regulations of all municipal, county, state and federal governments and agencies regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenants shall sort and separate such items into




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categories as provided by law, and in accordance with the rules and regulations adopted by the Landlord.

         4. 30. B. Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law, or is considered hazardous waste or requires special waste/environmental handling and to require Tenant to arrange for such collection, at Tenant's sole cost and expense, using a contractor satisfactory to the Landlord.

         4. 31. C. Tenant shall pay all costs, expenses, fines, penalties or damages imposed on Landlord or Tenant by reason of Tenant's failure to comply with (A) and (B) above. Continuing failure to comply with the regulations shall be considered a default of the Lease by the Tenant.

         4. 32. D. In the event Landlord is penalized in any way, or suffers any other damage as a result of Tenant's failure to comply with recycling regulations and statutes or to promptly and properly place its non-recyclable garbage in designated containers, Tenant shall be fully liable to Landlord, and any damages, additional costs, attorney and professional fees or fines incurred by Landlord shall be payable by Tenant to Landlord as additional rent.

         4. 33. E. Deleted.

         4. 34. F. Smoking is forbidden in all areas of the building. Landlord shall be released from all responsibility for air quality of the building interior.

           4.X.COMPLIANCE WITH ENVIRONMENTAL LAWS AND INDEMNIFICATION

         4. 35. G. The Tenant represents that it will not use the property or the leased premises to refine, produce, store, handle, transfer, process or transport "Hazardous Substances", as such term defined in N.J.S.A. 58:10-23.11b(k) in violation of any applicable law, rule or regulation, and the Tenant has not in the past, nor does Tenant intend in the future, to use said property, including, but not limited to the Leased Premises, for the purpose of refining, producing, storing, handling, transferring, processing or transporting any "Hazardous Substances" in violation of any applicable law, rules or regulations of the Federal Government or the State of New Jersey.











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         4. 36. H. Tenant expressly agrees,  covenants,  represents and warrants that, neither it nor anyone under its direction or control shall bring into or onto the Leased Premises, or receive, store, prepare, manufacture, convert, mix, use, distribute or dispose of at the Leased Premises in any manner, or do or refrain from doing any act, which would violate any environmental laws ("Environmental Laws"), including the provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. ("Spill Act"), the Environmental CleanUp Responsibility Act, N.J.S.A. 13:1K-6, et seq. ("ECRA") the Industrial Site Recovery Act ("ISRA"), the Leaking Underground Storage Tank Act, N.J.S.A. 58: 1 OA-21 et seq. ("LUST"), the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. 9601, et seq. ("CERCLA"). The Resource Conservation and Recovery act 42 U.S.C.A. 6901, et seq. ("RCRA") and administrative rules and/or regulations, relating thereto, regardless of whether now existing or enacted subsequent to the execution of this Lease and as same may be supplemented, amended or replaced, from time to time. Tenant represents that there are presently no existing liens for Spill Act, ECRA, ISRA or from violation of any Environmental Laws against Tenant or Leased Premises.

         4. 37. I. Tenant, at its sole expense, shall comply on a timely basis with the provisions of all Environmental Laws affecting the initiation, operation or termination of its business at the Leased Premises, including without limitations the Spill Act, ECRA, ISRA, LUST, CERCLA, RCRA and the administrative regulations promulgated thereunder. Tenant. at its sole expense, shall make all submissions to, provide all applications and information to, effectuate all cleanups and comply with all requirements of, the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection and Energy ("NJDEPE"). If the Bureau or any other division of NJDEPE determines that a cleanup plan be prepared and a cleanup undertaken at the Leased Premises due to the creation or exacerbation of any toxic or, environmental problem during the term of the Lease or any occupation of the Leased Premises by the Tenant, the Tenant shall, at its sole expense, undertake all testing and prepare and submit the required cleanup plans and financial assurances, including without limitation, surety bond, standby trust agreements, guarantees, and/or letters of credit, and carry out the approved cleanup plan. Tenant's obligation under this Section shall arise regardless of whether the cause of the event triggering ECPA, ISRA or any other Environmental Law is due to ail action of the Tenant or due to Mortgagee's foreclosure upon or the sale of the Leased Premises, any change in the









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ownership of the Leased Premises, the leasing,  subleasing, or assignment of any lease for all or part of the Leased Premises.

         4. 38. J. Tenant agrees to pay for and to indemnify, defend and save Landlord harmless from all liabilities, losses, claims, actions, suites, proceedings, judgments, fines, penalties, costs, expenses, and fees, including attorney's fees, or any kind whatsoever incurred by Landlord or arising out of or in any way connected with any violation of the obligations imposed upon Tenant in this Section which require remedial action by the Landlord pursuant to any law or which results in governmental agency action. Such obligations and liabilities of Tenant under this Section shall survive the cancellation. modification. or discharge of the Lease and the termination of Tenant's liability to Landlord under any guarantee. In the event Tenant fails to comply with the provisions of this Section, Landlord, in addition to all other remedies available against Tenant, shall be entitled to obtain an order of specific performance from a court of competent jurisdiction directing Tenant to comply with the provisions of this Section, but Landlord shall not be obligated to seek such an order and shall not, by entering into or enforcing its rights under this Lease, be held liable or responsible for complying with, overseeing 0 compliance with ECRA, ISRA, LUST. The Spill Act, CERCLA, RCPA, or any and all other Environmental Laws.

         4. 39. K. Tenant  shall  promptly  furnish  copies of the  following to
Landlord:

                    1. All documentation and correspondence which Tenant provides to NJDEPE pursuant to the Worker and Community right to Know Act. N.J.S.A. 34:5A-1. et seq. and the administrative regulations promulgated thereunder ("Right to Know Act").

                    2. All reports and notices submitted by Tenant pursuant to the Hazardous Substance Discharge Reports and Notices Act, N.J.S.A. 13:1K-15, et seq. and the administrative regulations promulgated thereunder ("Reports and Notices Act").

                    3. All notices, correspondence and submissions made by the Tenant to NJDEPE, the United States Environmental Protection Agency ("EPA"), the United States Occupational Safety and Health Administration ("OSHA"), or any other municipal, county, state or federal authority which requires submission of any information or documentation concerning environmental matters or hazardous or toxic wastes or substances; and

                    4. Notices served on Tenant by any governmental agency alleging a violation of any Environmental Laws.

         L. Landlord's delay or failure to enforce the Tenant's obligations under this Section shall not be deemed to constitute a waiver of Landlord's rights nor impose any liability upon Landlord for any obligation of Tenant

         M. Notwithstanding anything contained in this Section to the contrary, Landlord, from time to time, at Tenant's expense, shall have the right, but not the obligation, to come oil the Leased Premises with environmental consultants and/or engineers in order to make periodic inspections for toxic, hazardous, carcinogenic, or environmentally sensitive wastes or substances (collectively "Toxic Wastes"). If Toxic Wastes are discovered at the Leased Premises, Tenant shall immediately, at its sole cost and expense, using New Jersey licensed companies satisfactory to landlord specializing in toxic waste cleanup and disposal and in a manner acceptable to Landlord and its engineers and consultants, effectuate a complete cleanup and remediation of any Toxic Wastes and shall provide Landlord 'With certifications of the cleanup by the company undertaking the same. Tenant shall be responsible for all of Landlord's expenses in conducting these Toxic Wastes tests in monitoring Tenant's cleanup and on demand shall reimburse Landlord for same. In the event Tenant fails on demand from the Landlord to promptly effectuate the Toxic Wastes cleanup, the Landlord may, but shall not be obligated to, undertake the cleanup Itself and Tenant on demand shall reimburse Landlord for all expenses incurred with regard to the cleanup.

         N. In the event that there shall be filed a lien against the Leased Premises arising out of Tenant's violation of its obligation under this Section, then the Tenant shall, within thirty (30) days from the date that the Tenant is given notice that the lien has been placed against the Leased Premises or within such shorter period of time in the event that the State of New Jersey has commenced steps to cause the Leased Premises to be sold pursuant to the lien, either (1) pay the claim and remove the lien from the Leased premises, or (2) furnish (a) a bond satisfactory to the Landlord in the amount of the claim out of which the lien arises, (b) a cash deposit in the amount of the claim out of which the lien arises, or (c) other security reasonable, satisfactory to Landlord in an amount sufficient to discharge the claim Out of which the lien arises.

                         4.XI.INSURANCE AND LIABILITIES

         4. 40. A. Tenant will maintain comprehensive general public liability insurance to insure against claims of bodily injury, death, or property damage occurring in, on or about the demised premises and common areas. Landlord shall be named "additional insured" on the policy. Minimum levels of coverage shall be not less than $1,000,000. To protect Tenant and Landlord against all claims and liability, said policy shall name the Landlord as additional insured. Insurance must be provided by a BEST A VI rated insurance company. Landlord shall not be responsible for- personal or business property of the Tenant under any circumstances, except in the event of Landlord's negligence or willful act. Tenant agrees to carry a Personal Business Property Insurance policy to sufficiently protect all his property and contents within the leased premises. At the beginning of each year, Landlord will be given copies of the Liability Policies. Tenant agrees to and shall indemnify and hold harmless Landlord from any and all claims, losses, thefts, costs, expenses and liability, including liability for attorney fees in connection with, or resulting from, any accident, injury or damage whatsoever caused to any person or property and arising, directly or indirectly, in whole or in part, out of the business conducted in or the use of the demised premises and common areas, or occurring in, on or about the demised premises or common areas or any part thereof, arising, directly or indirectly, in whole or in part, from-any act or omission, other than due to negligence of the Landlord.

         4. 41. B. Tenant shall keep their equipment, fixtures and contents insured during the term of this Lease, against loss or damage by fire, water, flood, theft and against loss or damage by other risks. Such insurance is commonly known as Extended Coverage. Landlord shall not be responsible for loss or damage to Tenant's equipment, fixtures, inventory or contents.

         4. 42. C. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage.

         4. 43. D. Should the business, type of business or use of the Tenant cause the Landlord's property and liability insurance to increase then the Tenant shall pay the full cost and amount of the increase which shall be deemed additional rent.

         4. 44. The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in or about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises, except that caused specifically by the negligence of the Landlord.

                                 4.XII.UTILITIES

         4. 45. Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and pad for as follows: water by the Landlord; gas by the Landlord; electricity by the Landlord; head by the Landlord; refrigeration by the Landlord; hot water by the Landlord; sewage by Landlord, garbage by the Landlord; recycling by the Landlord. The Landlord shall not be liable for any interruption or delay of any of the above services for any reason.

*Refrigeration means air conditioning as provided by the building air conditioning system. The use of refrigerators or additional air conditioning by the Tenant will result in a prorata charge resulting in increased rent. If Landlord pays utilities and charges Tenant their share of charges, this shall be considered "additional rent".

The Management hours of operation for this building are Monday - Friday, 8:00 a.m. to 6:00 p.m.

                             4.XIII.LAWS AND PERMITS

         4. 46. The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. Prior to and during the operation of any business on the premises, the Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents there of as additional rent.

         4. 47. In the event that the Tenant requires construction of the premises, it is the Tenant's responsibility to secure all Federal, State, County and Municipal permits and Certificates of Occupancy, at Tenant's expense, prior to operation of any business on the premises. If Tenant is unable to secure a Certificate of Occupancy (C.O.), despite his best efforts, he shall notify Landlord. Landlord shall have the option to secure a C.O. within thirty (30) days or declare Lease null and void and return Tenant's security deposit.

         4. 48. The premises may not be used for any unlawful activities or in a manner which would create or maintain a threat to the health and safety of the general public or other tenants.

                                   4.XIV.SIGNS

         4. 49. A. No sign, advertisement or notice shall be affixed or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord. Any sign installed without Landlord's written consent will be removed by Landlord or his agent at Tenant's expense.

                  B. All signage design, construction and installation is at Tenant's expense.

                  C. At no time may the Tenant display "going out of business", "out of business", "retirement sale", etc, signs.

                  D. All signs must comply with municipal ordinances and regulations.

                               4.XV.SUBORDINATION

         4. 50. This Lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of the Lease to any such mortgage, deed or trust or encumbrance.

         4.       51.      Deleted.

                           4.XVI.RULES AND REGULATIONS

         4. 52. The rules and regulations regarding the demised premises, affixed to this Lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgement, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

         4. 53. In case of violation of the Tenant of any of the covenants, agreements and conditions of this Lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within fifteen (15) days after written notice thereof given to the Tenant, this Lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such reentry, and the tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises after the said breach or violation.

                           4.XVII.DEFAULTS - PENALTIES

         4. 54. A. If the rental of this Lease or other charges to be paid by Tenant, or any part thereof, are not paid when due or fifteen (15) days after written notice, or if Tenant shall fail to promptly perform any other covenant, condition or agreement as stated in the Lease fifteen (15) days after securing a court order, without further notice, may, at its option, re-enter and take possession of the demised premises, including all improvements thereof and fixtures and equipment located at, in or about the same and re-let the demised premises. In the event that Tenant abandons the demised premises, Landlord can act as specified above without first securing a court order. In the event, the proceeds or rentals received by the Landlord under the provisions of this Paragraph are insufficient to pay all costs and all amount due and becoming due hereunder, the Tenant shall pay to the Landlord such deficiency as may occur for the term of the Lease.

         4. 55. B. In the event that Tenant defaults three or more times in a twelve month period, Landlord shall not be required to give notice of default and there will be no time period to cure the default. In addition, Landlord may require Tenant to increase his security deposit by an additional 25% with each monetary default. Tenant will be required to pay all Landlord costs incurred in rectifying any default.

         4. 56. Failure to cure any default as stipulated in this Lease shall result in termination of Tenant's occupancy of the premises. However, Tenant shall remain liable for the terms, conditions and obligations of this Lease.

                            4.XVIII.NOTICES - CHANGES

         4. 57. All notices and demands, legal or otherwise, incidental to this Lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered or certified mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered or certified mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

         4. 58. A. No change can be made in this Lease or its provisions except in writing and signed by both Tenant and Landlord. If any provision of this Lease is invalid, it shall be considered deleted from this Lease and shall not invalidate the remaining provisions of this Lease

         B. No oral promises, representations, or agreements have been made by Landlord or by the Landlord's representative(s). This Lease is the entire agreement between the parties. Landlord's representatives do not have the authority to waive, amend, or terminate this Lease or any part of it and do not have authority to make promises, representations, or agreements which impose duties or other obligations on the Landlord unless done in writing.

         4. 59. It is -further agreed that at any time during the term of this Lease, the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this Lease. Exercise of such option shall be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate. But, such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.


                                 4.XIX.HOLDOVER

         4. 60. In the event that the Tenant shall remain in the demised premises after the expiration of the term of this Lease without having executed a new written Lease with the Landlord, such holding over shall not constitute a renewal or extension of tills Lease. The Landlord may, at its options elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation. Or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, Subject to all the terms and conditions of this Lease, except as to the duration there-of, and except that the Landlord, at its option, may charge the Tenant a monthly rent equivalent to two hundred percent

(200%) of the monthly rent due for the last month of the term. Said increased rent shall not be construed to be liquidated damages and, therefore, if the premises are not surrendered at the end of the term, or any renewal or extension thereof, Tenant shall be responsible to Landlord for all damage which Landlord shall suffer by reason thereof Tenant shall indemnify, hold harmless and defend Landlord from all claims made by a successor tenant resulting from Landlord's delay in delivering possession of the premises to such successor tenant.


                                 4.XX.GUARANTEES

         4. 61. Tenant guarantees performance of all terms and obligations, specified or implied, of this Lease. If the Lease is renewed or its term extended, for any period beyond the original termination date specified in the Lease, either pursuant to any option granted under the Lease or otherwise at any time, or if the Tenant holds over beyond the term of the Lease, or if the Lease is modified in any way, the obligations hereunder of the Guarantor shall extend and apply with respect to the full performance and observation of all the covenants, terms and conditions of the Lease, as existing, extended, renewed or modified and of any Such amendment thereof


                                 4.XXI.ESTOPPEL

         4. 62. Tenant must provide Estoppel Certificates on demand. Within no more than ten days after receipt of written request, the Tenant shall furnish to the Landlord a certificate, duly acknowledged, certifying, to the extent true:


                    A.   that this Lease is in full force and effect;
                    B. that the Tenant knows of no default hereunder on the part of the Landlord, or if it has reason to believe that such a default exists, the nature thereof in reasonable detail;
                    C. the amount of the Rent being paid and the last date to which Rent has been paid;
                    D. that this Lease has not been modified, or it if has been modified, the terms and dates of such modifications;
                    E.   that the term of this Lease has been commenced;

                    F.   the commencement and expiration dates;
                    G. whether all work to be performed by the Landlord has been completed;
                    H. whether the Renewal Term option, if any, has been exercised;
                    I. whether there exist any claims or deductions from, or defenses to, the payment of Rent; and
                    J. such other matters as may be reasonably requested by the Landlord.

If the Tenant fails to execute and deliver to the Landlord a completed certificate as required under this Paragraph, the Tenant hereby appoints the Landlord as his attorney-in-fact to execute and deliver such certificate for and on behalf of the Tenant.

                               J.XXII.CONDEMNATION

         J. 63. If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking. In such situation, neither the Landlord nor the Tenant shall be held liable for the terms of the Lease.

                            J.XXIII.SECURITY DEPOSIT


         J. 64. The Tenant has this day deposited with the Landlord the sum of $1,340.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon the Tenant's part to be performed. Said sum shall be returned to the Tenant after the time fixed as the expiration of the term here-in, provided the Tenant has fully and faithfully carried Out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease. the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered to be released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assi2iiiiient made of the security to a new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.


                               J.XXIV.ARBITRATION


         J.       65.      Deleted.


                            J.XXV.RIGHTS AND REMEDIES


         J. 66. No rights are to be conferred upon the Tenant until this Lease has been signed by the Landlord, and an executed copy has been delivered to the Tenant.


         J. 67. The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.


         J. 68. All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option terminate this Lease by notifying the executor or administrator of the Tenant at the demised premises.

         J. 69. Tenant shall not record this Lease or a short-form memorandum hereof without prior written consent of Landlord. Upon Landlord's request, Tenant agrees to execute a short-form memorandum of this Lease for recordation purposes.


                            J.XXVI.SUPPLY OF SERVICES

         J. 70. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall be in nowise affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, additions. alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevent or delayed from doing so by reason of government preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or Subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war or by other conditions beyond the Landlord's control.


                             J.XXVII.LEASE EXECUTION

         J. 71. This Lease is not valid until signed and delivered to the Tenant with signed approval from the Landlord.


         J. 72. This Lease shall be null and void if not signed by Tenant fifteen (15) days from Lease date at beginning of this Lease.


                         J.XXVIII.ADDITIONAL AGREEMENTS


IN WITNESS WHEREOF, the parties have hereunder set their hands and seals the day and year first above written.



--------------------------------------------------------------
Tenant                                          Date


-------------------------------------------------------------
J's K Realty, Inc., Landlord                    Date





------------------------------------------------------------
Witness                                         Date